UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2010

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to a Vote of Security Holders

On May 19, 2010, DexCom, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company submitted the following matters to a vote of its stockholders:

•	The election of two Class II directors, Jay S. Skyler, M.D. and Donald A. Lucas, to hold office until the Company’s 2013 Annual Meeting of Stockholders and

•

The ratification of the audit committee of the Board of Directors’ selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

At the annual meeting, the stockholders elected the directors named above and ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.

The final results of voting for each matter submitted to a vote of stockholders at the annual meeting were as follows:

Election of directors:

Director Nominee	For	Withheld	Broker Non-votes
Jay S. Skyler, M.D.	45,164,414	325,327	6,751,540
Donald A. Lucas	45,147,843	341,898	6,751,540

Ratification of independent registered public accounting firm:

Votes
For:	52,040,407
Against:	197,451
Abstain:	3,423

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ STEVEN PACELLI
Steven R. Pacelli
Chief Administrative Officer

Date: May 24, 2010